Exhibit 10.27

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

AGREEMENT BETWEEN

Dako North America, Inc.	diaDexus, Inc.
6392 Via Real	343 Oyster Point Blvd.
Carpinteria, California 93013 USA.	S. San Francisco, CA 94080

diaDexus, Inc., uses your product(s) in the manufacture of in vitro diagnostic test kits which are regulated as an in vitro diagnostic by the Food and Drug Administration. We are requesting that your company agree to notify diaDexus, Inc. of any proposed changes in the above stated components prior to implementation and shipment.

The product(s) supplied by Dako is [*] in diaDexus production process. Therefore, should Dako choose in its sole discretion, to discontinue the manufacture and/or distribution of [*]. In addition, upon request from diaDexus, Dako shall permit reasonable quality systems audits by the FDA or a mutually agreed third party.

This Agreement shall [*] from the date of the last signature below and [*] unless one of the parties provides the other with ninety (90) days written notice of intent to terminate.

If there are any issues, problems or concerns with any product or specific lot number that you have shipped to us including proposed changes, future correspondences can be directed to “QUALITY ASSURANCE, diaDexus, Inc., 343 Oyster Point Blvd., S. San Francisco, CA 94080. If you want to contact us by phone (650-246-6400), please direct any concerns to Quality Assurance. Please follow-up any phone contact with written notification. Thank you for your cooperation.

Julie Blacklock	/s/ A. J. Farmilo
Quality Assurance, diaDexus, Inc.	Director of OEM, Americas, Dako

/s/ Julie Blacklock	A. J. Farmilo
Signature	Signature

2006-08-01	12 July 2006
Date	Date

Robert L. Wolfert
Officer, diaDexus, Inc.

/s/ Robert L. Wolfert
Signature

Aug. 1, 2006
Date

Retain one copy for your files and return one signed copy to our Quality Assurance Department.

343 Oyster Point Blvd • South San Francisco, CA • 94080 U.S.A.

PHONE: 650-246-6400    FAX: 650-246-6499

diaDexus, Inc. Received in QA	By:	/s/ Julie Blacklock	Date: 2006-08-01

343 Oyster Point Blvd • South San Francisco, CA • 94080 U.S.A.

PHONE: 650-246-6400    FAX: 650-246-6499